Exhibit 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 22, 1997, covering the consolidated financial statements of KeySpan Energy Corporation for the three years ended September 30, 1997, included in this Form 8-K, into Long Island Lighting Company's previously filed Registration Statement Nos. 33-52963 and 2-87427.


                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP

New York, New York
December 23, 1997

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